CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alico, Inc. and subsidiaries (Company) on Form 10-K for the fiscal year ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Form 10-K), I, Craig Simmons, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(15 U.S.C. 78m or 78o(d); and

(2) The information contained in the form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2003

/s/ L. Craig Simmons
____________________

L. Craig Simmons
Vice President and Chief Financial Officer





















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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alico, Inc. and subsidiaries (Company) on Form 10-K for the fiscal year ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Form 10-K), I, Ben Hill Griffin III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(15 U.S.C. 78m or 78o(d); and

(2) The information contained in the form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2003

/s/ Ben Hill Griffin, III
_________________________

Ben Hill Griffin, III
Chief Executive Officer